Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ENACTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

FARMERS & MERCHANTS BANCORP, INC

In connection with the Annual Report on Form 10-K of Farmers & Merchants Bancorp, Inc. for the year ended December 31, 2011, as filed with the Securities and Exchange Commission (the “Report”), I, Barbara J. Britenriker, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. 1350, as added by 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and;

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 24, 2012	/s/ Barbara J. Britenriker
Barbara J. Britenriker
Chief Financial Officer

A signed original of this written statement required by section 906 has been provided to Farmers & Merchants Bancorp, Inc. and will be retained by Farmers & Merchants Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.